The Revere Sector Opportunity ETF

RSPY

(a series of Collaborative Investment Series Trust)

Supplement dated September 21, 2022 to the Prospectus and

Statement of Additional Information (“SAI”) dated July 29, 2022.

The following supersedes any contrary information contained in any current Prospectus and SAI

The following sections found in the Fund’s Statement of Additional Information are hereby deleted in their entirety:

“Short Sales”, “Securities Options”, “Options on Futures Contracts”, “Dealer Options”, “Spread Transactions”, “Trading in Futures Contacts”, and “When-Issued, Forward Commitments and Delayed Settlements.”

Also, the third paragraph under the section entitled Fund Sub-Administration, on page 30 of the Statement of Additional Information, is hereby restated as follows:

Under the Services Agreement, the Sub-Administrator calculates Trust expenses and makes disbursements; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Fund’s performance information; assist with the preparation of the Trust’s tax returns; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; and assists with liquidity risk management services, among other services.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 29, 2022 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references.  These documents are available upon request and without charge by calling (866) 904-0406.